                                             CONTENTS


                                                                    Statement
                                                                       No.

    Balance sheets at June 30, 1997, and pro forma giving
       effect as at that date to the adjustments set forth herein:
          Monongahela Power Company                                    1-A
          The Potomac Edison Company                                   2-A
          West Penn Power Company and Subsidiaries                     3-A
          Allegheny Energy, Inc. and Subsidiaries                      4-A




    Statements of income and retained earnings for twelve months ended June 30, 1997, and pro forma giving effect as at beginning of period to the adjustments set forth herein:




          Monongahela Power Company                                    1-B
          The Potomac Edison Company                                   2-B
          West Penn Power Company and Subsidiaries                     3-B
          Allegheny Energy, Inc. and Subsidiaries                      4-B


    These financial statements have been prepared for Form U-1 purposes and are unaudited.

    Reference is made to the Notes to Financial Statements in the Allegheny Energy, Inc. companies combined Annual Report on
    Form 10-K for the year ended December 31, 1996 and to the Form 10-Q's for the quarters ended March 31, 1997 and June 30, 1997.


    The income statements do not reflect any additional income from investments which may be made with the proceeds from the transactions set forth in this application-declaration.

                                                              Statement 1-A

                            MONONGAHELA POWER COMPANY

                     BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                   AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                      TO THE ADJUSTMENTS SET FORTH HEREIN



                                                                 (Thousands)
                                                Per Books       Adjustments*   Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                         1,905,794                      1,905,794
       Accumulated depreciation                  (818,172)                      (818,172)


    Investments:
       Allegheny Generating Company -
          common stock at equity                   53,441                         53,441
       Other                                          313                            313


    Current assets:
       Cash                                           149          (6,512)(1)          0
                                                                    6,363 (2)
       Accounts receivable:
          Electric service, net of $1,767,000
              uncollectible allowance              66,414                         66,414
          Affiliated and other                     10,114                         10,114
       Materials and supplies-at average cost:
          Operating and construction               18,857                         18,857
          Fuel                                     21,681                         21,681
       Prepaid taxes                               11,993                         11,993
       Other                                        6,249                          6,249


    Deferred charges:
       Regulatory assets                          165,761                        165,761
       Unamortized loss on reacquired debt         14,797                         14,797
       Other                                       13,565             197 (2)     13,762


              Total Assets                      1,470,956              48      1,471,004



    *Adjustments:
     (1) Proposed retirement by the Company of $6,560,000 principal amount of existing Pollution Control Revenue Bonds.

    (2) Proposed sale by the Company of $6,560,000 principal amount of New Pollution Control Revenue Bonds, less estimated issuance expenses.

                                                              Statement 1-A

                                                                (continued)
                         MONONGAHELA POWER COMPANY

                   BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                 AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                     TO THE ADJUSTMENTS SET FORTH HEREIN


                                                                           (Thousands)
                                                            Per Books     Adjustments*  Pro Forma

    Capitalization and Liabilities

    Capitalization:
      Common stock:
         Common stock - par value $50 per share,
            authorized 8,000,000 shares, outstanding
            5,891,000 shares (no change
            since 7-1-96)                                     294,550                     294,550
         Other paid-in capital (no change
            since 7-1-96)                                       2,441                       2,441
         Retained earnings                                    245,777                     245,777

       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 1,500,000
           shares, outstanding 740,000 shares:                 74,000                      74,000

       Long-term debt and QUIDS                               455,415        (6,560)(1)   455,415
                                                                              6,560 (2)
    Current liabilities:
       Short-term debt                                         17,347            48 (1)    17,395
       Long-term debt due within one year                      34,600                      34,600
       Accounts payable                                         3,851                       3,851
       Accounts payable to affiliates                          16,042                      16,042
       Taxes accrued:
           Federal and state income                               901                         901
           Other                                               16,873                      16,873
       Deferred power costs                                     4,074                       4,074
       Interest accrued                                         8,268                       8,268
       Restructuring liability                                  6,771                       6,771
       Other                                                    8,334                       8,334

    Deferred credits and other liabilities:
       Unamortized investment credit                           19,371                      19,371
       Deferred income taxes                                  226,184                     226,184
       Regulatory liabilities                                  17,831                      17,831
       Other                                                   18,326                      18,326

                    Total Capitalization and Liabilities    1,470,956            48     1,471,004


                                                              Statement 2-A

                         THE POTOMAC EDISON COMPANY

                   BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                 AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                     TO THE ADJUSTMENTS SET FORTH HEREIN




                                                                  (Thousands)
                                                 Per Books       Adjustments*   Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                          2,150,580                      2,150,580
       Accumulated depreciation                   (828,079)                      (828,079)


    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                    55,384                         55,384
       Other                                           588                            588


    Current assets:
       Cash                                            137          (4,000)(1)         17
                                                                     3,880 (2)
       Accounts receivable:
          Electric service, net of $1,114,000
              uncollectible allowance               84,989                         84,989
          Affiliated and other                       7,081                          7,081
       Notes receivable from affiliates             34,650                         34,650
       Materials and supplies-at average cost:
          Operating and construction                23,719                         23,719
          Fuel                                      20,336                         20,336
       Prepaid taxes                                14,465                         14,465
       Other                                         7,224                          7,224



    Deferred charges:
       Regulatory assets                            88,606                         88,606
       Unamortized loss on reacquired debt          17,552                         17,552
       Other                                        10,031             120 (2)     10,151


              Total Assets                       1,687,263               0      1,687,263




    *Adjustments:
     (1) Proposed retirement by the Company of $4,000,000 principal amount of existing Pollution Control Revenue Bonds.

    (2) Proposed sale by the Company of $4,000,000 principal amount of New Pollution Control Revenue Bonds, less estimated issuance expenses.

                                                              Statement 2-A
                                                                (continued)
                          THE POTOMAC EDISON COMPANY

                   BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                   TO THE ADJUSTMENTS SET FORTH HEREIN

                                                                           (Thousands)
                                                           Per Books      Adjustments*  Pro Forma


    Capitalization and Liabilities

    Capitalization:
       Common stock:
         Common stock - no par value, authorized
            23,000,000 shares, outstanding
            22,385,000 shares (no change
            since 7-1-96)                                    447,700                      447,700
         Other paid-in capital (no change
           since 7-1-96)                                       2,690                        2,690
         Retained earnings                                   263,119                      263,119
       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 5,378,611
           shares, outstanding 163,784 shares:                16,378                       16,378
       Long-term debt and QUIDS                              627,821        (4,000)(1)    627,821
                                                                             4,000 (2)
    Current liabilities:
       Short-term debt                                             0                            0
       Long-term debt due within one year                        800                          800
       Accounts payable                                       22,008                       22,008
       Accounts payable to affiliates                         15,914                       15,914
       Taxes accrued - Other                                  16,641                       16,641
       Interest accrued                                        9,433                        9,433
       Customer deposits                                       5,058                        5,058
       Restructuring liability                                 7,959                        7,959
       Other                                                   8,630                        8,630

    Deferred credits and other liabilities:
       Unamortized investment credit                          22,546                       22,546
       Deferred income taxes                                 180,886                      180,886
       Regulatory liabilities                                 13,190                       13,190
       Other                                                  26,490                       26,490

                    Total Capitalization and Liabilities   1,687,263             0      1,687,263


                                                             Statement 3-A

                  WEST PENN POWER COMPANY AND SUBSIDIARIES

           CONSOLIDATED BALANCE SHEET - JUNE 30, 1997 PER BOOKS
               AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                   TO THE ADJUSTMENTS SET FORTH HEREIN




                                                                    (Thousands)
                                                    Per Books      Adjustments    Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                             3,226,648                     3,226,648
       Accumulated depreciation                    (1,212,610)                   (1,212,610)


    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                       89,039                        89,039
       Other                                              818                           818


    Current assets:
       Cash and temporary cash investments              7,562       (14,435)(1)       7,129
                                                                     14,002 (2)
       Accounts receivable:
          Electric service, net of $11,521,000
             uncollectible allowance                  109,013                       109,013
          Affiliated and other                         14,238                        14,238
       Materials and supplies-at average cost:
          Operating and construction                   37,442                        37,442
          Fuel                                         33,275                        33,275
       Deferred income taxes                           12,802                        12,802
       Prepaid taxes                                   23,764                        23,764
       Other                                           18,469                        18,469


    Deferred charges:
       Regulatory assets                              286,639                       286,639
       Unamortized loss on reacquired debt             10,357                        10,357
       Other                                           22,670           433 (2)      23,103


              Total Assets                          2,680,126             0       2,680,126




    *Adjustments:
     (1) Proposed retirement by the Company of $14,435,000 principal amount of existing Pollution Control Revenue Bonds.

    (2) Proposed sale by the Company of $14,435,000 principal amount of New Pollution Control Revenue Bonds, less estimated issuance expenses.

                                                             Statement 3-A
                                                               (continued)

                 WEST PENN POWER COMPANY AND SUBSIDIARIES

           CONSOLIDATED BALANCE SHEET - JUNE 30, 1997 PER BOOKS
               AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                   TO THE ADJUSTMENTS SET FORTH HEREIN


                                                                           (Thousands)
                                                          Per Books       Adjustments*   Pro Forma


    Capitalization and Liabilities

    Capitalization:
       Common stock:
         Common stock - no par value, authorized
            28,902,923 shares, outstanding
            24,361,586 shares (no change
            since 7-1-96)                                   465,994                        465,994
         Other paid-in capital (no change
           since 7-1-96)                                     55,475                         55,475
         Retained earnings                                  401,486                        401,486
       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 3,097,077
           shares, outstanding 797,077 shares                79,708                         79,708
       Long-term debt and QUIDS                             803,532         (14,435)(1)    803,532
                                                                             14,435 (2)
    Current liabilities:
       Short-term debt                                       83,239                         83,239
       Long-term debt due within one year                   102,000                        102,000
       Accounts payable                                      55,985                         55,985
       Accounts payable to affiliates                        24,885                         24,885
       Taxes accrued - Other                                 10,347                         10,347
       Interest accrued                                      15,743                         15,743
       Restructuring liability                               17,050                         17,050
       Other                                                 19,052                         19,052

    Deferred credits and other liabilities:
       Unamortized investment credit                         46,496                         46,496
       Deferred income taxes                                423,451                        423,451
       Regulatory liabilities                                50,264                         50,264
       Other                                                 25,419                         25,419

                    Total Capitalization and Liabilities  2,680,126               0      2,680,126



                                                              Statement 4-A

                ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
               CONSOLIDATED BALANCE SHEET - JUNE 30, 1997
              PER BOOKS AND PRO FORMA GIVING EFFECT AS AT
             THAT DATE TO THE ADJUSTMENTS SET FORTH HEREIN


                                                                              (Thousands)
    Assets                                                 Per Books         Adjustments*      Pro Forma

    Property, plant, and equipment:
       At original cost                                    8,305,062                           8,305,062
       Accumulated depreciation                           (3,047,881)                         (3,047,881)
                                                           5,257,181                           5,257,181
    Investments and other assets:
       Subsidiaries consolidated--excess of cost
          over book equity at acquisition                     15,077                              15,077
       Benefit plan's investments                             65,752                              65,752
       Other                                                   4,573                               4,573
                                                              85,402                              85,402
    Current assets:
       Cash and temporary cash investments                    21,062          (24,947)(1)         20,360
                                                                               24,245 (2)
       Accounts receivable:
          Electric service, net of $14,402,000
               uncollectible allowance                       265,088                             265,088
          Other                                               15,033                              15,033
       Materials and supplies--at average cost:
          Operating and construction                          84,587                              84,587
          Fuel                                                78,135                              78,135
       Prepaid taxes                                          56,891                              56,891
       Deferred income taxes                                  12,880                              12,880
       Other                                                  37,133                              37,133
                                                             570,809             (702)           570,107
    Deferred charges:
       Regulatory assets                                     549,977                             549,977
       Unamortized loss on reacquired debt                    51,476                              51,476
       Other                                                  48,988              750             49,738
                                                             650,441              750            651,191

              Total Assets                                 6,563,833               48          6,563,881

    Capitalization and Liabilities
    Capitalization:
       Common stock                                          153,021                             153,021
       Other paid-in capital                               1,043,513                           1,043,513
       Retained earnings                                   1,013,041                           1,013,041
                                                           2,209,575                           2,209,575
       Preferred stock                                       170,086                             170,086
       Long-term debt and QUIDS of subsidiaries            2,205,455          (24,995)(1)      2,205,455
                                                                               24,995 (2)
                                                           4,585,116                0          4,585,116
    Current liabilities:
       Short-term debt                                       161,570               48 (1)        161,618
       Long-term debt due within one year                    197,400                             197,400
       Accounts payable                                      102,212                             102,212
       Taxes accrued:
          Federal and state income                             1,206                               1,206
          Other                                               45,484                              45,484
       Interest accrued                                       40,616                              40,616
       Restructuring liability                                31,780                              31,780
       Other                                                  80,926                              80,926
                                                             661,194               48            661,242
    Deferred credits and other liabilities:
       Unamortized investment credit                         137,417                             137,417
       Deferred income taxes                                 994,852                             994,852
       Regulatory liabilities                                108,741                             108,741
       Other                                                  76,513                              76,513
                                                           1,317,523                           1,317,523

                    Total Capitalization and Liabilities   6,563,833               48          6,563,881




    *Adjustments:
    (1) Proposed retirement by the subsidiaries of $24,995,000 principal amount of existing Pollution Control Revenue Bonds.

    (2) Proposed sale by the subsidiaries of $24,995,000 principal amount of New Pollution Control Revenue Bonds, less estimated issuance expenses.

                                                              Statement 1-B

                           MONONGAHELA POWER COMPANY

            STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997 PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                    TO THE ADJUSTMENTS SET FORTH HEREIN



                                                       (Thousands)
                                                      Per Books  Adjustments*  Pro Forma

    ELECTRIC OPERATING REVENUES                       611,609                   611,609

    OPERATING EXPENSES:
       Operation:
         Fuel                                         131,298                   131,298
         Purchased power and exchanges, net           100,714                   100,714
         Deferred power costs, net                    (15,771)                  (15,771)
         Other                                         74,293                    74,293
       Maintenance                                     72,663                    72,663
       Restructuring charges                           10,455                    10,455
       Depreciation                                    56,445                    56,445
       Taxes other than income taxes                   40,008                    40,008
       Federal and state income taxes                  40,405           22       40,427
                  Total Operating Expenses            510,510           22      510,532
                  Operating Income                    101,099          (22)     101,077

    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                        514                       514
       Other income, net                                6,874                     6,874
                 Total Other Income and Deductions      7,388                     7,388
                 Income Before Interest Charges       108,487          (22)     108,465


    INTEREST CHARGES:
       Interest on first mortgage bonds                26,808                    26,808
       Interest on other long-term obligations          9,676          (56)       9,620
       Other interest                                   2,123                     2,123
       Allowance for borrowed funds used during
          construction                                   (601)                     (601)
                Total Interest Charges                 38,006          (56)      37,950


    Net Income                                         70,481           34       70,515

    *Adjustments:
    Retirement of $4,000,000 existing Pollution Control Revenue Bonds -
         interest rate of 6.400%                                                    256
    Retirement of $2,560,000 existing Pollution Control Revenue Bonds -
         interest rate of 6.300%                                                    161
    Sale of $6,560,000 New Pollution Control Revenue Bonds -
         assumed rate of 5.50%                                                      361
            Decrease in interest on Pollution Control Revenue Bonds                  56
    Increase in federal and state income taxes                                       22
           Increase in Net Income                                                    34


                                                        Statement 1-B
                                                         (continued)

                          MONONGAHELA POWER COMPANY

                       STATEMENT OF RETAINED EARNINGS
                    FOR TWELVE MONTHS ENDED JUNE 30, 1997


                                                        (Thousands)
                                                        Per Books


    Balance at July 1, 1996                              211,261


    Add:

        Net income                                        70,481
                                                         281,742

    Deduct:

         Dividends on capital stock:
            Preferred stock                                5,037
            Common stock                                  30,928
                 Total deductions                         35,965


    Balance at June 30, 1997                             245,777

                                                              Statement 2-B
                         THE POTOMAC EDISON COMPANY

            STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
        PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                     TO THE ADJUSTMENTS SET FORTH HEREIN



                                                     (Thousands)
                                                    Per Books      Adjustments*  Pro Forma

    ELECTRIC OPERATING REVENUES                      706,936                      706,936

    OPERATING EXPENSES:
       Operation:
         Fuel                                        135,421                      135,421
         Purchased power and exchanges, net          139,584                      139,584
         Deferred power costs, net                    (2,634)                      (2,634)
         Other                                        88,535                       88,535
       Maintenance                                    64,915                       64,915
       Restructuring charges                           9,835                        9,835
       Depreciation                                   72,594                       72,594
       Taxes other than income taxes                  47,419                       47,419
       Federal and state income taxes                 35,120           12          35,132
                  Total Operating Expenses           590,789           12         590,801
                  Operating Income                   116,147          (12)        116,135


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                     1,622                        1,622
       Other income, net                              11,865                       11,865
                 Total Other Income and Deductions    13,487                       13,487
                 Income Before Interest Charges      129,634          (12)        129,622


    INTEREST CHARGES:
       Interest on first mortgage bonds               37,872                       37,872
       Interest on other long-term obligations         9,772          (32)          9,740
       Other interest                                  2,242                        2,242
       Allowance for borrowed funds used during
          construction                                (1,292)                      (1,292)
                Total Interest Charges                48,594          (32)         48,562


    Net Income                                        81,040           20          81,060

    *Adjustments:
    Retirement of $4,000,000 existing Pollution Control Revenue Bonds -
         interest rate of 6.30%                                                       252
    Sale of $4,000,000 New Pollution Control Revenue Bonds -
         assumed rate of 5.50%                                                        220
           Decrease in interest on Pollution Control Revenue Bonds                     32
    Increase in federal and state income taxes                                         12
           Increase in Net Income                                                      20



                                                          Statement 2-B
                                                           (continued)

                          THE POTOMAC EDISON COMPANY

                        STATEMENT OF RETAINED EARNINGS
                     FOR TWELVE MONTHS ENDED JUNE 30, 1997


                                             (Thousands)
                                             Per Books


    Balance at July 1, 1996                    226,996


    Add:

        Net income                              81,040
                                               308,036


    Deduct:

         Dividends on capital stock:
            Preferred stock                        818
            Common stock                        44,099
                 Total deductions               44,917


    Balance at June 30, 1997                   263,119

                                                              Statement 3-B

                 WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
       PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                    TO THE ADJUSTMENTS SET FORTH HEREIN




                                                           (Thousands)
                                                          Per Books       Adjustments* Pro Forma

    ELECTRIC OPERATING REVENUES                           1,069,509                    1,069,509

    OPERATING EXPENSES:
       Operation:
         Fuel                                               244,872                      244,872
         Purchased power and exchanges, net                 123,284                      123,284
         Deferred power costs, net                            4,859                        4,859
         Other                                              151,821                      151,821
       Maintenance                                          104,047                      104,047
       Restructuring charges                                 19,265                       19,265
       Depreciation                                         119,349                      119,349
       Taxes other than income taxes                         89,104                       89,104
       Federal and state income taxes                        55,888            36         55,924
                  Total Operating Expenses                  912,489            36        912,525
                  Operating Income                          157,020           (36)       156,984


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                            2,638                        2,638
       Other income, net                                     16,444                       16,444
                 Total Other Income and Deductions           19,082                       19,082
                 Income Before Interest Charges             176,102           (36)       176,066


    INTEREST CHARGES:
       Interest on first mortgage bonds                      46,656                       46,656
       Interest on other long-term obligations               18,332           (87)        18,245
       Other interest                                         5,320                        5,320
       Allowance for borrowed funds used during
          construction                                       (1,714)                      (1,714)
                Total Interest Charges                       68,594           (87)        68,507


    Consolidated Net Income                                 107,508            51        107,559


    *Adjustments:
    Retirement of $14,435,000 existing Pollution Control Revenue Bonds -
         interest rate of 6.10%                                                              881
    Sale of $14,435,000 New Pollution Control Revenue Bonds -
         assumed rate of 5.50%                                                               794
           Decrease in interest on Pollution Control Revenue Bonds                            87
    Increase in federal and state income taxes                                                36
           Increase in Consolidated Net Income                                                51



                                                             Statement 3-B
                                                              (continued)

                 WEST PENN POWER COMPANY AND SUBSIDIARIES

               CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                  FOR TWELVE MONTHS ENDED JUNE 30, 1997


                                                      (Thousands)
                                                      Per Books


    Balance at July 1, 1996                             442,108


    Add:

        Consolidated net income                         107,508
                                                        549,616


    Deduct:

         Dividends on capital stock:
            Preferred stock                               3,421
            Common stock                                144,709
                 Total deductions                       148,130


    Balance at June 30, 1997                            401,486

                                                              Statement 4-B
                 ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
        PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                     TO THE ADJUSTMENTS SET FORTH HEREIN



                                                          (Thousands)
                                                         Per Books      Adjustments*  Pro Forma

    ELECTRIC OPERATING REVENUES                          2,287,539                    2,287,539

    OPERATING EXPENSES:
       Operation:
         Fuel                                              524,204                      524,204
         Purchased power and exchanges, net                185,152                      185,152
         Deferred power costs, net                         (13,550)                     (13,550)
         Other                                             301,771                      301,771
       Maintenance                                         245,264                      245,264
       Restructuring charges                                39,684                       39,684
       Depreciation                                        268,239                      268,239
       Taxes other than income taxes                       186,451                      186,451
       Federal and state income taxes                      138,386           70         138,456
                  Total Operating Expenses               1,875,601           70       1,875,671
                  Operating Income                         411,938          (70)        411,868

    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                           4,775                        4,775
       Other income, net                                     8,463                        8,463
                 Total Other Income and Deductions          13,238                       13,238
                 Income Before Interest Charges and
                   Preferred Dividends                     425,176          (70)        425,106

    INTEREST CHARGES AND PREFERRED DIVIDENDS:
       Interest on first mortgage bonds                    111,336                      111,336
       Interest on other long-term obligations              59,222         (175)         59,047
       Other interest                                       14,831                       14,831
       Allowance for borrowed funds used during
          construction                                      (3,606)                      (3,606)
       Dividends on preferred stock of subsidiaries          9,276                        9,276
                Total Interest Charges and
                    Preferred Dividends                    191,059         (175)        190,884


    Consolidated Net Income                                234,117          105         234,222

    *Adjustments:
    Retirement of $24,995,000 existing Pollution Control Revenue Bonds -
         interest rates of 6.10% to 6.40%                                                 1,550
    Sale of $24,995,000 New Pollution Control Revenue Bonds -
         assumed rate of 5.50%                                                            1,375
           Decrease in interest on Pollution Control Revenue Bonds                          175
    Increase in federal and state income taxes                                               70
           Increase in Consolidated Net Income                                              105



                                                              Statement 4-B
                                                               (continued)

                   ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                    FOR TWELVE MONTHS ENDED JUNE 30, 1997


                                                         (Thousands)
                                                         Per Books


    Balance at July 1, 1996                                987,034


    Add:

        Consolidated net income                            234,117
                                                         1,221,151


    Deduct:

         Dividends on common stock of Allegheny
            Energy, Inc. (cash)                            208,110



    Balance at June 30, 1997                             1,013,041